Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events
25.	SUBSEQUENT EVENTS

Restructuring of $1 billion Notes issue

Refer to note 16 for further details.

La Cima debt covenant

Refer to note 16 for further details.

Accelerated equity raising

Gold Fields successfully completed a $150.0 million (R2.3 billion) accelerated equity raising by way of a private placement (“the Placing”) to institutional investors.

The offer was significantly oversubscribed and a total number of 38,857,913 new Gold Fields shares were placed at a price of R59.50 per share which represents a discount of 6.0% to the 30-day volume weighted average traded price, for the period ended March 17, 2016 and a 0.7% discount to the 50-day moving average.

The net proceeds from the Placing will be applied to the existing $1,510 million term loan and revolving credit facilities that was utilised to purchase the notes amounting to $147.6 million, as described in note 16.

Native title claim

Refer to note 22 for further details.

Development Agreement

On March 17, 2016, the Parliament of Ghana ratified development agreements between Gold Fields Ghana, Abosso and the Government of Ghana. Parliamentary proceedings leading to the ratification were officially published on Parliament’s website on March 21, 2016. The development agreements provide for the stabilization of the tax regime that was in effect on January 1, 2016. The development agreements also provide for, among other things, a fixed tax rate of 32.5%, beginning on March 17, 2016, and exemption from certain import duties. In addition, Gold Fields is to pay royalties on a sliding scale, replacing the current fixed rate, with effect from January 1, 2017. Additionally, under the development agreements, Gold Fields agreed to forgo the previous exemptions from withholding tax under the Deed of Warranty between Abosso and the Government of Ghana and the Project Development Agreement between Gold Fields Ghana and the Government of Ghana. Under the old Abosso Deed of Warranty, there was no withholding tax applicable on payments from the external account in connection with interest and other borrowing costs/fees, payments to suppliers, consultants and contractors of goods or services and dividends to external shareholders. With respect to the Tarkwa Project Development Agreement, there was no withholding tax on dividends and capital repayments to non-resident shareholders, interest, commitment or other fee or capital redemption payment in foreign currency from non-Ghana resident lenders.

Under the development agreements, Gold Fields committed to pay compensation for assets used at Tarkwa since the divestiture of the Ghanaian State Gold Mining Company and, in years where a dividend is not declared and paid, to make a payment of 5% of profits after tax in the relevant year to the government (which will be offset against the eventual dividend payment).

Final dividend

On February 16, 2016, Gold Fields declared a final dividend of R0.21 ($0.01) per share.